Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:	Jay Brown, CFO
Son Nguyen, VP – Corporate Finance
Crown Castle International Corp.
713-570-3050

CROWN CASTLE REIT INC. FILES FORM S-4

June 13, 2014 – HOUSTON, TX – Crown Castle International Corp. (“Crown Castle”) (NYSE: CCI) today announced that its newly formed, wholly owned subsidiary, Crown Castle REIT Inc. (“CCR”), filed a proxy statement/prospectus on Form S-4 with the Securities and Exchange Commission (“SEC”) in connection with Crown Castle’s recent commencement of operations as a real estate investment trust (“REIT”). Crown Castle proposes to merge with and into CCR in connection with adopting certain charter provisions that implement REIT-related ownership limitations and transfer restrictions related to its capital stock, subject to approval by the holders of Crown Castle’s common stock. Crown Castle expects to hold a special meeting of stockholders in the fourth quarter of 2014 for the purpose of voting on the proposed merger.

As previously disclosed, Crown Castle commenced operating as a REIT for U.S. federal income tax purposes effective January 1, 2014.

About Crown Castle

Crown Castle owns, operates and leases towers and other infrastructure for wireless communications. Crown Castle offers significant wireless communications coverage to all of the top 100 US markets and to substantially all of the Australian population. Crown Castle owns, operates and manages approximately 40,000 and 1,800 wireless communication sites in the US and Australia, respectively. For more information on Crown Castle, please visit www.crowncastle.com.

News Release continued:

Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on Crown Castle management's current expectations. Such statements include, but are not limited to, plans, projections and estimates regarding the proposed merger of Crown Castle with and into CCR, the effects of the adoption of certain charter provisions and the special meeting of Crown Castle’s stockholders, including the timing thereof. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect Crown Castle and its results is included in Crown Castle's filings with the SEC. The term “including,” and any variation thereof, means “including, without limitation.”

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or a solicitation of any vote or approval. CCR has filed with the SEC a registration statement on Form S-4 containing a proxy statement of Crown Castle and a prospectus of CCR with respect to the proposed merger. The registration statement has not yet become effective. Notice of a special meeting and a definitive proxy statement/prospectus will be mailed to holders of shares of Crown Castle’s common stock and 4.50% Mandatory Convertible Preferred Stock, Series A, as of the record date to be determined by Crown Castle’s board of directors. INVESTORS ARE URGED TO READ THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. You may obtain documents free of charge at the website maintained by the SEC at http://www.sec.gov. In addition, you may obtain documents filed with the SEC by Crown Castle and CCR free of charge by contacting Investor Relations, Crown Castle International Corp., 1220 Augusta Drive, Suite 600, Houston, Texas 77057, 713-570-3050, or you may visit the investor relations section of Crown Castle’s website at http://investor.crowncastle.com for copies of any such document.

Crown Castle, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of Crown Castle common stock in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the proposed merger will be included in the Form S-4 and proxy statement/prospectus. INFORMATION ABOUT THE DIRECTORS AND EXECUTIVE OFFICERS OF CROWN CASTLE AND THEIR OWNERSHIP OF CROWN CASTLE CAPITAL STOCK IS SET FORTH IN THE PROXY STATEMENT FOR CROWN CASTLE’S 2014 ANNUAL MEETING OF STOCKHOLDERS. INVESTORS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF SUCH PARTICIPANTS BY READING THE FORM S-4 AND PROXY STATEMENT/PROSPECTUS FOR THE PROPOSED MERGER.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions.